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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 6, 2005


                           FAR EAST ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)


         0-32455                                         88-0459590
         -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)


        400 N. SAM HOUSTON PARKWAY EAST, SUITE 205, HOUSTON, TEXAS 77060
        ----------------------------------------------------------------
                    (Address of principal executive offices)


                                 (832) 598-0470
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In connection with the private placement described below under Item 3.02 under the heading "Private Placement," on October 6, 2005, Far East Energy Corporation (the "Company") entered into a registration rights agreement (the "Registration Rights Agreement") for the benefit of the investors in the private placement. The Registration Rights Agreement provides, among other things, that with respect to the common stock purchased by the investors, the Company will prepare and file a registration statement with the Securities and Exchange Commission within 60 days and that the Company will use reasonable efforts to list or include the Company's common stock on The American Stock Exchange within 180 days.

The above discussion of the Registration Rights Agreement is a summary description of certain terms and conditions of the Registration Rights Agreement and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement. For complete descriptions of the rights and obligations summarized in this report, reference must be made to the Registration Rights Agreement.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

Private Placement

On October 6, 2005, the Company accepted subscription agreements for the purchase of 2,782,181 shares of common stock offered in a private placement for total gross proceeds of $2,503,963. The shares were offered pursuant to the terms of the Stock Subscription Agreement dated December 21, 2004 between the Company and certain investors. The price of the Company's common stock sold in the offering was $0.90 per share. The Company intends to use the proceeds of the offering to finance a portion of its operations in China, including planned horizontal drilling for coalbed methane and for working capital purposes. The securities were offered and sold to investors in a private placement transaction made in reliance upon exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Act"), pursuant to Rule 506 of Regulation D promulgated thereunder. In connection with the private placement, the Company may, as a fee, pay up to 8% of the gross proceeds from the sale of the common stock and issue a warrant to purchase up to 8% of the shares sold in the private placement at an exercise price of $0.90 per share with a term of two years.

Exercise of Warrants

As of October 12, 2005, the Company has issued 2,760,500 shares of common stock and received gross proceeds of $2,760,500 upon the exercise of warrants. The exercise price of the warrants was $1.00 per share of common stock. The Company intends to use the proceeds of the exercise of the warrants to finance a portion of its operations in China, including planned horizontal drilling for coalbed methane, and for working capital purposes. The warrants were offered and sold to investors in a private placement transaction made in reliance upon exemption from the registration requirements of Section 5 of the Act, pursuant to Rule 506 of Regulation D promulgated thereunder.
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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2005

                                        FAR EAST ENERGY CORPORATION


                                        By:  /s/ Bruce N. Huff
                                             --------------------------------
                                             Bruce N. Huff
                                             Chief Financial Officer


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